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                                                                  EXHIBIT 10.6.1


                              FIRST AMENDMENT TO
                          PRODUCT PURCHASE AGREEMENT


        THIS FIRST AMENDMENT TO PRODUCT PURCHASE AGREEMENT (the "FIRST AMENDMENT") between A.P.S., INC., a Delaware corporation (the "SUPPLIER") and AUTOMOTIVE ONE PARTS STORES, INC., a Florida corporation (the "PURCHASER") made this 20th day of February, 1997.

        WHEREAS, on or about October 25, 1995, the Supplier and the Purchaser entered into a certain Product Purchase Agreement (the "INITIAL AGREEMENT") relating to the purchase from time to time by the Purchaser from the Supplier of certain automotive parts, accessories and supplies; and

        WHEREAS, the parties wish to modify the Initial Agreement in the manner set forth herein.

        NOT, THEREFORE, the parties hereto agree as follows:

        1. DEFINITIONS. Unless defined in this First Amendment, capitalized terms shall have the meaning set forth in the Initial Agreement.

        2. MODIFICATION OF INITIAL AGREEMENT. The Initial Agreement is hereby modified as follows:

                (a) In regard to the term of the Initial Agreement, the term of "fifteen (15) years" is hereby deleted and amended to read "five (5) years".

                (b) Notwithstanding the provisions of subparagraph (a) above or any other provisions of the Initial Agreement, the Supplier may, upon thirty (30) days written notice to the Purchaser, terminate the Initial Agreement.

                (c)     In regard to paragraph 6:

                        (i) In the event the Purchaser desires to undertake any Sale or Business (as defined in paragraph 6), the
                Purchaser will furnish to the Supplier a true, correct and complete copy of the purchase offer, which must be a bona-fide, good faith offer from an unaffiliated third party. The Purchaser shall so notify the
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                Supplier that it is the intention of the Purchaser to accept said purchase offer. In such case, regarding the right of first refusal, the Supplier shall have a total of twenty (20) days from the date the Supplier receives the foregoing copy of the purchase offer within which to exercise its right of purchase under paragraph 6. The Purchaser shall cooperate with the Supplier in regard to the Supplier undertaking its due diligence in deciding whether to exercise its right of purchase; any delays in so cooperating shall increase on a day for day basis, the twenty (20) day time period set forth above.

                        (ii) If the Supplier does not exercise it's right to purchase and the Purchaser closes the sale of business on the terms offered to the Supplier, then the person so acquiring the Purchaser's business may within thrity (30) days after the closing terminate this Agreement by so notifying the Supplier in writing within said period.

        3. AMOUNTS CURRENTLY DUE. As of January 25, 1997, there was currently due and owing to the Supplier from the Purchaser for the purchase of Automotive Parts the total amounts set forth in a Loan Modification Agreement of even date herewith (which amount includes both the purchase price amount and accrued and unpaid interest). The Purchaser confirms that said amount was as of said date absolutely and unconditionally due and owing to the Supplier and is not subject to any claim, counterclaim, defense or other right of off-set.

        4. RATIFICATION. Except as set forth above, the parties confirm and ratify the Initial Agreement. Hereafter, the term "Agreement" means the Initial Agreement as modified by this First Amendment.


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        IN WITNESS WHEREOF, this First Amendment was executed as of the day and year first above written.


Signed, sealed and delivered            PURCHASER:
in the presence of:
                                        AUTOMOTIVE ONE PARTS STORES, INC.


/s/Patrick T. Christiansen              By: /s/Robert H. Gentry, III
----------------------------                -----------------------------
(Signature of Witness)                      Robert H. Gentry, III,
   Patrick T. Christiansen                    President

Patrick T. Christiansen
----------------------------
(Print Name of Witness)


/s/Mary Faith Pinson
----------------------------
(Signature of Witness)

Mary Faith Pinson
----------------------------
(Print Name of Witness)

As to the "Purchaser"


                                        SUPPLIER:

                                        A.P.S., INC.


/s/Richard S. Garfinkel                 By:/s/E. Eugene Lauver
----------------------------               ------------------------------
(Signature of Witness)                     E. Eugene Lauver,
                                             Vice President

Richard S. Garfinkel
----------------------------
(Print name of Witness)


/s/Diane M. Stanley
----------------------------
(Signature of Witness)


Diane M. Stanley
----------------------------
(Print Name of Witness)

As to the "Supplier"



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                                   JOINDER


          The undersigned, being stockholders in the Purchaser, do hereby join in this First Amendment for the following purposes:

              1. To confirm and ratify the foregoing as the Stockholders or Owners of the Purchaser.

              2. To confirm that the guaranty or guaranty agreements exercised by the undersigned includes any obligations owing to the Supplier by the Purchaser under the Initial Agreement.

          Dated this 20th day of February, 1997.


/s/Patrick T. Christiansen              /s/Robert H. Gentry, III
-----------------------------------     -----------------------------------
(Signature of Witness)                  Robert H. Gentry, III
                                          individually

Patrick T. Christiansen
-----------------------------------
(Print Name of Witness)                 /s/Janice Sue Gentry
                                        -----------------------------------
                                        Janice Sue Gentry, his wife,
/s/Mary Faith Pinson                      individually
-----------------------------------
(Signature of Witness)


Mary Faith Pinson
-----------------------------------
(Print Name of Witness)

As to the "Stockholders/Guarantors"


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